Putnam Multi-Cap Core Fund
The fund's portfolio
1/31/22 (Unaudited)

COMMON STOCKS (94.2%)(a)
	Shares	Value
Aerospace and defense (2.0%)
Northrop Grumman Corp.	91,468	$33,834,013
Raytheon Technologies Corp.	404,064	36,442,532

		70,276,545
Airlines (0.7%)
Southwest Airlines Co.(NON)(S)	519,695	23,261,548

		23,261,548
Auto components (0.9%)
Magna International, Inc. (Canada)	393,102	31,687,952

		31,687,952
Automobiles (0.7%)
General Motors Co.(NON)	96,499	5,088,392
Tesla, Inc.(NON)	20,469	19,173,722

		24,262,114
Banks (4.9%)
Bank of America Corp.	2,696,042	124,395,378
Citigroup, Inc.	433,992	28,261,559
KeyCorp	743,621	18,635,142

		171,292,079
Beverages (1.8%)
Coca-Cola Co. (The)	829,945	50,634,944
Molson Coors Beverage Co. Class B(S)	286,818	13,669,746

		64,304,690
Biotechnology (3.0%)
AbbVie, Inc.	375,052	51,340,868
Amgen, Inc.	155,681	35,361,382
Regeneron Pharmaceuticals, Inc.(NON)	29,089	17,703,275

		104,405,525
Capital markets (3.6%)
Goldman Sachs Group, Inc. (The)	114,276	40,531,412
KKR & Co., Inc.	449,188	31,964,218
Morgan Stanley	272,924	27,985,627
Raymond James Financial, Inc.	182,053	19,273,951
TPG, Inc.(NON)(S)	174,865	5,870,218

		125,625,426
Chemicals (0.6%)
Eastman Chemical Co.	172,119	20,470,113

		20,470,113
Communications equipment (1.4%)
Cisco Systems, Inc./California	886,157	49,332,360

		49,332,360
Construction materials (0.1%)
Summit Materials, Inc. Class A(NON)	90,608	3,222,020

		3,222,020
Containers and packaging (0.4%)
International Paper Co.	298,112	14,383,904

		14,383,904
Distributors (0.2%)
LKQ Corp.	157,668	8,654,397

		8,654,397
Diversified financial services (3.4%)
Apollo Global Management, Inc.	192,464	13,472,480
ArcLight Clean Transition Corp. II (acquired 12/2/21, cost $3,813,340) (Private)(NON)(F)(RES)(P1)	381,334	3,380,526
Berkshire Hathaway, Inc. Class B(NON)	220,792	69,112,312
Bird Global, Inc.	411,365	1,452,118
FirstMark Horizon Acquisition Corp. Class A(NON)	412,176	4,068,177
Pershing Square Tontine Holdings, Ltd. Class A(NON)(S)	1,329,160	26,383,826

		117,869,439
Diversified telecommunication services (1.0%)
AT&T, Inc.	546,985	13,948,118
Liberty Global PLC Class A (United Kingdom)(NON)	772,750	20,956,980

		34,905,098
Electric utilities (2.3%)
Exelon Corp.	503,479	29,176,608
NRG Energy, Inc.	602,279	24,049,000
PG&E Corp.(NON)(S)	1,965,404	25,137,517

		78,363,125
Entertainment (0.8%)
Universal Music Group NV (Netherlands)	187,913	4,667,609
Walt Disney Co. (The)(NON)	172,622	24,679,767

		29,347,376
Equity real estate investment trusts (REITs) (1.8%)
Armada Hoffler Properties, Inc.(R)	970,846	13,620,969
Boston Properties, Inc.(R)	96,483	10,813,815
Gaming and Leisure Properties, Inc.(R)	708,093	31,991,642
Vornado Realty Trust(R)	117,521	4,819,536

		61,245,962
Food and staples retail (1.5%)
Walmart, Inc.	362,389	50,665,606

		50,665,606
Health-care equipment and supplies (0.6%)
Lucid Diagnostics, Inc.(NON)(S)	230,480	742,146
Medtronic PLC	148,848	15,404,280
Nyxoah SA (Belgium)(NON)	183,630	3,630,365

		19,776,791
Health-care providers and services (5.0%)
Alignment Healthcare, Inc.(NON)(S)	295,640	2,246,864
Anthem, Inc.	40,109	17,687,668
CVS Health Corp.	237,603	25,307,096
HCA Healthcare, Inc.	59,116	14,190,796
McKesson Corp.	112,353	28,843,262
Tenet Healthcare Corp.(NON)	335,062	24,834,795
UnitedHealth Group, Inc.	128,969	60,946,880

		174,057,361
Hotels, restaurants, and leisure (1.2%)
Chuy's Holdings, Inc.(NON)	209,779	5,288,529
Kura Sushi USA, Inc. Class A(NON)(S)	73,792	3,405,501
McDonald's Corp.	73,407	19,045,446
Starbucks Corp.	139,168	13,682,998

		41,422,474
Household durables (1.2%)
HC Brillant Services GmbH (acquired 8/2/13, cost $32) (Private) (Germany)(NON)(F)(RES)	48	—
PulteGroup, Inc.	786,603	41,446,112

		41,446,112
Household products (1.0%)
Procter & Gamble Co. (The)	216,116	34,675,812

		34,675,812
Industrial conglomerates (1.2%)
Honeywell International, Inc.	201,199	41,141,172

		41,141,172
Insurance (1.3%)
Arch Capital Group, Ltd.(NON)	474,421	21,975,181
Assured Guaranty, Ltd.	456,543	24,329,176

		46,304,357
Interactive media and services (5.7%)
Alphabet, Inc. Class C(NON)	49,031	133,068,663
Meta Platforms, Inc. Class A(NON)	210,374	65,901,759

		198,970,422
Internet and direct marketing retail (3.3%)
Amazon.com, Inc.(NON)	37,948	113,520,304

		113,520,304
IT Services (2.0%)
Mastercard, Inc. Class A	144,968	56,012,736
PayPal Holdings, Inc.(NON)	88,737	15,257,440

		71,270,176
Machinery (1.5%)
Deere & Co.	44,263	16,660,593
Otis Worldwide Corp.	402,834	34,414,109

		51,074,702
Media (0.7%)
Comcast Corp. Class A	508,958	25,442,810

		25,442,810
Metals and mining (1.2%)
Freeport-McMoRan, Inc. (Indonesia)	600,128	22,336,764
Nucor Corp.	181,412	18,395,177

		40,731,941
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc.(R)	316,370	7,830,158

		7,830,158
Multiline retail (1.5%)
Target Corp.	238,915	52,664,033

		52,664,033
Oil, gas, and consumable fuels (2.0%)
Comstock Resources, Inc.(NON)(S)	456,982	3,555,320
ConocoPhillips	288,921	25,604,179
Enterprise Products Partners LP	1,172,547	27,719,011
Phillips 66	144,376	12,241,641

		69,120,151
Pharmaceuticals (3.6%)
Eli Lilly and Co.	110,009	26,995,109
Johnson & Johnson	323,217	55,687,057
Merck & Co., Inc.	192,029	15,646,523
Pfizer, Inc.	496,614	26,166,592

		124,495,281
Real estate management and development (0.9%)
CBRE Group, Inc. Class A(NON)	314,782	31,900,008

		31,900,008
Road and rail (1.5%)
Union Pacific Corp.	213,324	52,168,384

		52,168,384
Semiconductors and semiconductor equipment (4.2%)
Intel Corp.	532,910	26,016,666
Lam Research Corp.	60,964	35,963,883
NVIDIA Corp.	183,281	44,878,186
Qualcomm, Inc.	104,682	18,398,908
Texas Instruments, Inc.	110,128	19,766,875

		145,024,518
Software (10.8%)
Adobe, Inc.(NON)	44,123	23,574,919
Intuit, Inc.	21,917	12,168,976
Microsoft Corp.	857,183	266,566,769
NCR Corp.(NON)(S)	386,662	14,716,356
Oracle Corp.	539,784	43,808,869
Salesforce.com, Inc.(NON)	67,440	15,688,567
Upland Software, Inc.(NON)	92,708	1,817,077

		378,341,533
Specialty retail (2.4%)
Best Buy Co., Inc.	223,976	22,236,337
Lowe's Cos., Inc.	252,935	60,034,122

		82,270,459
Technology hardware, storage, and peripherals (7.9%)
Apple, Inc.	1,575,830	275,423,567

		275,423,567
Textiles, apparel, and luxury goods (0.5%)
Nike, Inc. Class B	116,339	17,226,316

		17,226,316
Tobacco (0.7%)
Altria Group, Inc.	503,327	25,609,278

		25,609,278
Trading companies and distributors (1.0%)
Karat Packaging, Inc.(NON)	411,735	6,805,980
United Rentals, Inc.(NON)	82,368	26,367,644

		33,173,624

Total common stocks (cost $1,839,530,527)		$3,278,657,023

INVESTMENT COMPANIES (0.6%)(a)
	Shares	Value
Health Care Select Sector SPDR Fund	162,808	$21,365,294

Total investment companies (cost $20,857,654)		$21,365,294

UNITS (0.2%)(a)
	Units	Value
COVA Acquisition Corp.(NON)	728,239	$7,209,566

Total units (cost $7,282,390)		$7,209,566

SHORT-TERM INVESTMENTS (6.4%)(a)
		Principal amount/ shares	Value
Interest in $376,820,000 joint tri-party repurchase agreement dated 1/31/2022 with BofA Securities, Inc. due 2/1/2022 - maturity value of $4,681,007 for an effective yield of 0.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 5.000% and due dates ranging from 11/1/2041 to 1/1/2052, valued at $384,356,400)		$4,681,000	$4,681,000
Putnam Cash Collateral Pool, LLC 0.14%(AFF)	Shares	49,013,888	49,013,888
Putnam Short Term Investment Fund Class P 0.16%(AFF)	Shares	157,540,871	157,540,871
U.S. Treasury Bills 0.058%, 4/7/22(SEG)		$304,000	303,924
U.S. Treasury Bills 0.052%, 3/24/22(SEG)		5,200,000	5,199,429
U.S. Treasury Bills 0.039%, 4/21/22(SEG)		2,500,000	2,499,088
U.S. Treasury Bills 0.038%, 3/10/22(SEG)		4,600,000	4,599,845

Total short-term investments (cost $223,838,963)			$223,838,045
TOTAL INVESTMENTS

Total investments (cost $2,091,509,534)			$3,531,069,928

FUTURES CONTRACTS OUTSTANDING at 1/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Russell 2000 Index E-Mini (Long)	764	$77,486,905	$77,332,080	Mar-22	$(6,039,692)
S&P 500 Index E-Mini (Long)	353	79,699,458	79,500,013	Mar-22	(2,101,389)

Unrealized appreciation					—

Unrealized (depreciation)					(8,141,081)

Total					$(8,141,081)

WRITTEN OPTIONS OUTSTANDING at 1/31/22 (premiums $913,276) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Apple, Inc. (Call)	May-22/$170.00	$18,453,447	$105,581	$1,484,829

Total				$1,484,829

Key to holding's abbreviations
SPDR	S&P Depository Receipts
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2021 through January 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,481,695,787.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,380,526, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 1/31/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$27,571,769	$812,375,433	$790,933,314	$31,340	$49,013,888
	Putnam Short Term Investment Fund**	174,470,337	323,740,219	340,669,685	145,486	157,540,871

	Total Short-term investments	$202,042,106	$1,136,115,652	$1,131,602,999	$176,826	$206,554,759
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $49,013,888 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $49,058,427.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,121,407.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
(P1)	The investment is an irrevocable commitment made in a private investment transaction to purchase shares of a special purpose acquisition corporation upon consummation of a merger or other identified acquisition transaction in the aggregate amount of $3,813,340, the deferred settlement.
At the close of the reporting period, the fund maintained liquid assets totaling $21,762,110 to cover certain derivative contracts and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $4,774,620 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Options contracts: The fund used options contracts to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $1,484,829 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$283,998,097	$4,667,609	$—
Consumer discretionary	413,154,161	—	—
Consumer staples	175,255,386	—	—
Energy	69,120,151	—	—
Financials	465,540,933	—	3,380,526
Health care	422,734,958	—	—
Industrials	271,095,975	—	—
Information technology	919,392,154	—	—
Materials	78,807,978	—	—
Real estate	93,145,970	—	—
Utilities	78,363,125	—	—

Total common stocks	3,270,608,888	4,667,609	3,380,526
Investment companies	21,365,294	—	—
Units	7,209,566	—	—
Short-term investments	—	223,838,045	—

Totals by level	$3,299,183,748	$228,505,654	$3,380,526
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(8,141,081)	$—	$—
Written options outstanding	—	(1,484,829)	—

Totals by level	$(8,141,081)	$(1,484,829)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Written equity option contracts (contract amount)	$44,000
Futures contracts (number of contracts)	1,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com